Exhibit 21.1

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.
Execution Version

AMENDMENT NO. 4 to
SECOND AMENDED AND RESTATED SUPPLY AND OFFTAKE AGREEMENT
THIS AMENDMENT NO. 4 to SECOND AMENDED AND RESTATED SUPPLY AND OFFTAKE AGREEMENT (this “Amendment”), dated as of December 26, 2018 is made between J. Aron & Company LLC f/k/a J. Aron & Company, a New York limited liability company (“Aron”) located at 200 West Street, New York, New York 10282-2198, and Alon USA, LP (the “Company”), a limited partnership organized under the laws of Texas located at 7102 Commerce Way, Brentwood, Tennessee 370273 (each referred to individually as a “Party” or collectively as the “Parties”).
RECITALS
Aron and the Company are parties to the Second Amended and Restated Supply and Offtake Agreement dated as of February 1, 2015 as from time to time amended, modified, supplemented and/or restated (the “S&O Agreement”); and
Aron and the Company have entered into certain additional transactions under the S&O Agreement setting the Step-Out Price for certain Baseline Volumes and wish to amend certain terms and conditions of the S&O Agreement and the Fee Letter to confirm certain terms and conditions of such additional transactions and, accordingly, agree as follows:

Section 1	Definitions; Interpretation
Section 1.1    Defined Terms. All capitalized terms used in this Amendment (including in the Recitals hereto) and not otherwise defined herein shall have the meanings assigned to them in the S&O Agreement.
Section 1.2    Interpretation. The rules of construction set forth in Section 1.2 of the S&O Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2	Amendments and Agreements
Section 2.1    Amendment to S&O Agreement as of Effective Date. Upon the effectiveness of this Amendment, the S&O Agreement is amended by replacing the Schedule B attached to the S&O Agreement with the Schedule B attached hereto.
Section 2.2    Amendment to the Fee Letter. Concurrently with the effectiveness of this Amendment, the Parties are executing an amendment to the Fee Letter.
Section 2.3    Other Terms and Conditions. The Parties acknowledge that certain other terms and conditions relating to the additional transactions reference above have been agreed by the parties

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in other amendments of and letter agreements relating to the S&O Agreement, including without limitation that certain letter agreement dated December 26, 2018 relating to the terms of a Letter of Credit to be provided and maintained by the Company and such other amendments and letter agreements remain in full force and effect.
Section 2.4    References Within S&O Agreement. Each reference in the S&O Agreement to “this Agreement” and the words “hereof,” “hereto,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the S&O Agreement as heretofore amended and as amended by this Amendment.

SECTION 3	Representations and Warranties
To induce the other Party to enter into this Amendment, each Party hereby represents and warrants that (i) it has the corporate, governmental or other legal capacity, authority and power to execute this Amendment, to deliver this Amendment and to perform its obligations under the S&O Agreement, as amended hereby, and has taken all necessary action to authorize the foregoing; (ii) the execution, delivery and performance of this Amendment does not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or Governmental Authority applicable to it or any of its assets or subject; (iii) all governmental and other consents required to have been obtained by it with respect to this Amendment have been obtained and are in full force and effect; (iv) its obligations under the S&O Agreement, as amended hereby, constitute its legal, valid and binding obligations, enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application regardless of whether enforcement is sought in a proceeding in equity or at law) and (v) no Event of Default with respect to it has occurred and is continuing.

SECTION 4	Miscellaneous
Section 4.1    S&O Agreement Otherwise Not Affected. Except for the amendments pursuant hereto, the S&O Agreement remains unchanged. As amended pursuant hereto, the S&O Agreement remains in full force and effect and is hereby ratified and confirmed in all respects. The execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith by either Party shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future.
Section 4.2    No Reliance. Each Party hereby acknowledges and confirms that it is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
Section 4.3    [Reserved].
Section 4.4    Binding Effect. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the Company, Aron and their respective successors and assigns.

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Section 4.5    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER STATE.
Section 4.6    Amendments. This Amendment may not be modified, amended or otherwise altered except by written instrument executed by the Parties’ duly authorized representatives.
Section 4.7    Effectiveness; Counterparts. This Amendment shall be effective as of December 21, 2018. No Party shall be bound until each Party has executed a counterparty hereof. This Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
Section 4.8    Interpretation. This Amendment is the result of negotiations between and have been reviewed by counsel to each of the Parties, and is the product of all Parties hereto. Accordingly, this Amendment shall not be construed against either Party merely because of such Party’s involvement in the preparation hereof.
[Remainder of Page Intentionally Left Blank]
(i)

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IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment to the S&O Agreement as of the date first above written.
J. ARON & COMPANY LLC

By:     /S/ Simon Collier
Name: Simon Collier
Title: Managing Director

ALON USA, LP

By:     /S/ Virgil Guma
Name: Virgil Guma
Title: VP
By:    /S/ Stephen Sundstrom
Name: Stephen Sundstrom
Title: VP

(ii)

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Schedule B

Table 1: Baseline Volume

Group		Step-In Price	Step-Out Price for Termination Dates other than May 31, 2020	Step-Out Price for Termination Date May 31, 2020
GASOLINE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates	N/A
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL, of: (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL, of: (i) $[*CONFIDENTIAL*] and (ii) $[*CONFIDENTIAL*]

JET	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates	N/A

Schedule B-1

Group		Step-In Price	Step-Out Price for Termination Dates other than May 31, 2020	Step-Out Price for Termination Date May 31, 2020
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL of: (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL, of: (i) $[*CONFIDENTIAL*] and (ii) $[*CONFIDENTIAL*]

CATFEED	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates	N/A
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL of: (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL, of: (i) $[*CONFIDENTIAL*] and (ii) $[*CONFIDENTIAL*]

CRUDE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates	N/A

Schedule B-2

Group		Step-In Price	Step-Out Price for Termination Dates other than May 31, 2020	Step-Out Price for Termination Date May 31, 2020
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL, of: (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL, of: (i) $[*CONFIDENTIAL*] and (ii) $[*CONFIDENTIAL*]

SLOP / TRANSMIX	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates	N/A
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL, of: (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL, of: (i) $[*CONFIDENTIAL*] and (ii) $[*CONFIDENTIAL*]

DIESEL	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates	N/A

Schedule B-3

Group		Step-In Price	Step-Out Price for Termination Dates other than May 31, 2020	Step-Out Price for Termination Date May 31, 2020
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL of: (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL, of: (i) $[*CONFIDENTIAL*] and (ii) $[*CONFIDENTIAL*]

SLURRY	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates	N/A
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL of: (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL, of: (i) $[*CONFIDENTIAL*] and (ii) $[*CONFIDENTIAL*]

ZERO PEN	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates	N/A

Schedule B-4

Group		Step-In Price	Step-Out Price for Termination Dates other than May 31, 2020	Step-Out Price for Termination Date May 31, 2020
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL of: (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL, of: (i) $[*CONFIDENTIAL*] and (ii) $[*CONFIDENTIAL*]

ASPHALT	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates	N/A
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL of: (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL, of: (i) $[*CONFIDENTIAL*] and (ii) $[*CONFIDENTIAL*]

PROPANE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates	N/A

Schedule B-5

Group		Step-In Price	Step-Out Price for Termination Dates other than May 31, 2020	Step-Out Price for Termination Date May 31, 2020
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL of: (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $[*CONFIDENTIAL*]	The sum, expressed in USD/BBL, of: (i) $[*CONFIDENTIAL*] and (ii) $[*CONFIDENTIAL*]

BUTANE	Averaging Mechanism	N/A	N/A	N/A
	Reference Price	N/A	N/A	N/A

Trading Day: Any Business Day for which the relevant price is published.

Applicable Step-Out Pricing Dates for Baseline Volume: In the event of a Termination Date of :
May 31, 2018, the Applicable Step-Out Pricing Dates shall be: May 29, 30, 31 of 2018
May 31, 2019, the Applicable Step-Out Pricing Dates shall be: May 29, 30, 31 of 2019
May 31, 2020, the Applicable Step-Out Pricing Dates shall be: May 27, 28, 29 of 2020
May 31, 2021, the Applicable Step-Out Pricing Dates shall be: May 26, 27, 28 of 2021

(iii)

Schedule B-6

Table 2: Volume in excess of Baseline Volume

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
GASOLINE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
Reference Price
The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) minus $[*CONFIDENTIAL*] / gallon, and
(ii) 42 gallons / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) minus $[*CONFIDENTIAL*] / gallon, and
(ii) 42 gallons / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) minus $[*CONFIDENTIAL*] / gallon, and
(ii) 42 gallons / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) minus $[*CONFIDENTIAL*] / gallon, and
(ii) 42 gallons / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) minus $[*CONFIDENTIAL*] / gallon, and
(ii) 42 gallons / barrel

JET	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates

Schedule B-7

Group	Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
Reference Price
The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in “Platt’s US Marketscan” in the section “GULF COAST” under the heading ‘Distillates and blendstocks’ for the Jet 54-Pipeline quotation and
(y) $[*CONFIDENTIAL*] / gallon, and
(ii) 42 gallons / barrel

The product of
(i) the sum of
(x) the average of the means of the daily quotations appearing in “Platts US Marketscan” in the section “Gulf Coast” under the heading “Houston” and subheading “Prompt Pipeline” for the Jet 54 quotation and
(y) $[*CONFIDENTIAL*] / gallon, and
(ii) 42 gallons / barrel

The product of
(i) the sum of
(x) average of the means of the daily quotations appearing in “Platts US Marketscan” in the section “Gulf Coast” under the heading “Houston” and subheading “Prompt Pipeline” for the Jet 54 quotation and
(y) $[*CONFIDENTIAL*] / gallon, and
(ii) 42 gallons / barrel

The product of
(i) the sum of
(x) average of the means of the daily quotations appearing in “Platts US Marketscan” in the section “Gulf Coast” under the heading “Houston” and subheading “Prompt Pipeline” for the Jet 54 quotation and
(y) $[*CONFIDENTIAL*] / gallon, and
(ii) 42 gallons / barrel

The product of
(i) the sum of
(x) average of the means of the daily quotations appearing in “Platts US Marketscan” in the section “Gulf Coast” under the heading “Houston” and subheading “Prompt Pipeline” for the Jet 54 quotation and
(y) $[*CONFIDENTIAL*] / gallon, and
(ii) 42 gallons / barrel

CATFEED	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates

Schedule B-8

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
Reference Price
The sum of
(i) [*CONFIDENTIAL*] * Nymex RBOB * 42,
(ii) [*CONFIDENTIAL*] * USGC ULSD * 42, and
(iii) minus $[*CONFIDENTIAL*] / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in “Platt’s US Marketscan” in the section “GULF COAST” under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation
*Common pricing does not apply

The sum of
(i) [*CONFIDENTIAL*] * Nymex RBOB * 42,
(ii) [*CONFIDENTIAL*] * USGC ULSD * 42, and
(iii) minus $[*CONFIDENTIAL*] / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations published in “Platt's US Marketscan” in the section “GULF COAST” under the heading “Houston” and subheading “Prompt Pipeline” for the Ultra low sulfur diesel quotation
*Common pricing does not apply

The sum of
(i) [*CONFIDENTIAL*] * Nymex RBOB * 42,
(ii) [*CONFIDENTIAL*] * USGC ULSD * 42, and
(iii) minus $[*CONFIDENTIAL*] / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations published in “Platt's US Marketscan” in the section “GULF COAST” under the heading “Houston” and subheading “Prompt Pipeline” for the Ultra low sulfur diesel quotation
*Common pricing does not apply

The sum of
(i) [*CONFIDENTIAL*] * Nymex RBOB * 42,
(ii) [*CONFIDENTIAL*] * USGC ULSD * 42, and
(iii) minus $[*CONFIDENTIAL*] / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations published in “Platt's US Marketscan” in the section “GULF COAST” under the heading “Houston” and subheading “Prompt Pipeline” for the Ultra low sulfur diesel quotation
*Common pricing does not apply

The sum of
(i) [*CONFIDENTIAL*] * Nymex RBOB * 42,
(ii) [*CONFIDENTIAL*] * USGC ULSD * 42, and
(iii) minus $[*CONFIDENTIAL*] / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations published in “Platt's US Marketscan” in the section “GULF COAST” under the heading “Houston” and subheading “Prompt Pipeline” for the Ultra low sulfur diesel quotation
*Common pricing does not apply

CRUDE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Base Price	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus $[*CONFIDENTIAL*] / barrel	Best estimate for the applicable Procurement Price	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract	Base Price	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract minus $[*CONFIDENTIAL*] / barrel

Schedule B-9

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
SLOP	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus $[*CONFIDENTIAL*] / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus $[*CONFIDENTIAL*] / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus $[*CONFIDENTIAL*] / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus $[*CONFIDENTIAL*] / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus $[*CONFIDENTIAL*] / barrel

SLURRY	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates

Schedule B-10

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
Reference Price
The sum of
(i) the arithmetic average of the high and low quotations appearing in “Platt’s US Marketscan” in the section “GULF COAST” under the heading ‘Residual fuel ($/barrel)’ for the No. 6 3% quotation
(ii) minus $[*CONFIDENTIAL*] / barrel

For the period up to, and including December 31, 2016:
The sum of
(i) the average of the means of the daily quotations appearing in “Platts US Marketscan” in the section “GULF COAST” under the heading “Houston” and subheading “($/barrel)” for the No.6 3% quotation
(ii) minus $[*CONFIDENTIAL*] / barrel
For the period commencing January 1, 2017:
The sum of (i.) the average of the means of the daily quotations appearing in “Platts US Marketscan” in the section “GULF COAST” under the heading “Houston” and subheading “($/barrel)” for the USGC HSFO quotation (ii.) minus $[*CONFIDENTIAL*] / barrel

For the period up to, and including December 31, 2016:
The sum of
(i) the average of the means of the daily quotations appearing in “Platts US Marketscan” in the section “GULF COAST” under the heading “Houston” and subheading “($/barrel)” for the No.6 3% quotation
(ii) minus $[*CONFIDENTIAL*]/ barrel
For the period commencing January 1, 2017:
The sum of (i.) the average of the means of the daily quotations appearing in “Platts US Marketscan” in the section “GULF COAST” under the heading “Houston” and subheading “($/barrel)” for the USGC HSFO quotation (ii.) minus $[*CONFIDENTIAL*] / barrel

For the period up to, and including December 31, 2016:
The sum of
(i) the average of the means of the daily quotations appearing in “Platts US Marketscan” in the section “GULF COAST” under the heading “Houston” and subheading “($/barrel)” for the No.6 3% quotation
(ii) minus $[*CONFIDENTIAL*]/ barrel
For the period commencing January 1, 2017:
The sum of (i.) the average of the means of the daily quotations appearing in “Platts US Marketscan” in the section “GULF COAST” under the heading “Houston” and subheading “($/barrel)” for the USGC HSFO quotation (ii.) minus $[*CONFIDENTIAL*] / barrel

The sum of
(i) the average of the means of the daily quotations appearing in “Platts US Marketscan” in the section “GULF COAST” under the heading “Houston” and subheading “($/barrel)” for the USGC HSFO quotation
(ii) minus $[*CONFIDENTIAL*] / barrel

DIESEL	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates

Schedule B-11

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
Reference Price
The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in “Platt’s US Marketscan” in the section “GULF COAST” under the heading “Distillates and blendstocks” for the Ultra low sulfur diesel-Pipeline quotation and
(y) $[*CONFIDENTIAL*] / gallons, and
(ii) 42 gallons / barrel

The product of
(i) the sum of
(x) the average of the mean of the high and low daily quotation published in “Platt's US Marketscan” in the section “GULF COAST” under the heading “Houston” and subheading “Prompt Pipeline” for the Ultra low sulfur diesel quotation and
(y) $[*CONFIDENTIAL*] / gallons, and
(ii) 42 gallons / barrel

The product of
(i) the sum of
(x) the average of the mean of the high and low daily quotation published in “Platt's US Marketscan” in the section “GULF COAST” under the heading “Houston” and subheading “Prompt Pipeline” for the Ultra low sulfur diesel-quotation and
(y) $[*CONFIDENTIAL*] / gallons, and
(ii) 42 gallons / barrel

The product of
(i) the sum of
(x) the average of the mean of the high and low daily quotation published in “Platt's US Marketscan” in the section “GULF COAST” under the heading “Houston” and subheading “Prompt Pipeline” for the Ultra low sulfur diesel-quotation and
(y) $[*CONFIDENTIAL*] / gallons, and
(ii) 42 gallons / barrel

The product of
(i) the sum of
(x) the average of the mean of the high and low daily quotation published in “Platt's US Marketscan” in the section “GULF COAST” under the heading “Houston” and subheading “Prompt Pipeline” for the Ultra low sulfur diesel-quotation and
(y) $[*CONFIDENTIAL*] / gallons, and
(ii) 42 gallons / barrel

ASPHALT (0-PEN)	Averaging Mechanism	The arithmetic average of the Trading Days in the month of March 2013	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
Reference Price
The sum of
(i) the product of
   (x) [*CONFIDENTIAL*] and
   (y) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract, and
(ii) minus $[*CONFIDENTIAL*] / barrel

The sum of
(i) the product of
   (x) [*CONFIDENTIAL*] and
   (y) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract, and
(ii) minus $[*CONFIDENTIAL*] / barrel

The sum of
(i) the product of
   (x) [*CONFIDENTIAL*] and
   (y) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract, and
(ii) minus $[*CONFIDENTIAL*] / barrel

The sum of
(i) the product of
   (x) [*CONFIDENTIAL*] and
   (y) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract, and
(ii) minus $[*CONFIDENTIAL*] / barrel

The sum of
(i) the product of
   (x) [*CONFIDENTIAL*] and
   (y) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract, and
(ii) minus $[*CONFIDENTIAL*] / barrel

ASPHALT (OTHER)	Averaging Mechanism	The arithmetic average of the Trading Days in the month of February 2013	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Schedule B-12

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
PROPANE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
Reference Price
The product of
(i) [*CONFIDENTIAL*],
(ii) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’
(iii) 42 gallons / barrel

The product of
(i) [*CONFIDENTIAL*],
(ii) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’
(iii) 42 gallons / barrel

The product of
(i) [*CONFIDENTIAL*],
(ii) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’
(iii) 42 gallons / barrel

The product of
(i) [*CONFIDENTIAL*],
(ii) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’
(iii) 42 gallons / barrel

The product of
(i) [*CONFIDENTIAL*],
(ii) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’
(iii) 42 gallons / barrel

BUTANE	Averaging Mechanism	N/A	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Date
	Reference Price	N/A	The product of (i) [*CONFIDENTIAL*] (ii) 42 gallons / barrel	The product of (i) [*CONFIDENTIAL*] (ii) 42 gallons / barrel	The product of (i) [*CONFIDENTIAL*] (ii) 42 gallons / barrel	The product of (i) [*CONFIDENTIAL*] (ii) 42 gallons / barrel

Procurement Price: The volume weighted average purchase price per barrel calculated under all Procurement Contracts under which such Crude Oil was acquired during such month.  The volume weighted average will be calculated as the net dollars paid or received on all Procurement Contracts, with Aron payments to third parties represented as a positive dollar amount and Aron receipts from third parties represented as a negative dollar amount, divided by the net volume on all Procurement Contracts, with Aron purchases represented as a positive volume and Aron sales represented as a negative volume.  If for such month Aron does not enter any Crude Oil Procurement Contracts, the Procurement Price will equal the sum of the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract for the Trading Day preceding the relevant Invoice Date.

Base Price: The volume weighted average purchase price per barrel calculated under all Procurement Contracts under which such Crude Oil was acquired during such month.  The volume weighted average will be calculated as the net dollars paid or received on all Procurement Contracts, with Aron payments to third parties represented as a positive dollar amount and Aron receipts from third parties represented as a negative dollar amount, divided by the net volume on all Procurement Contracts, with Aron purchases represented as a

Schedule B-13

positive volume and Aron sales represented as a negative volume.  If for such month Aron does not enter any Crude Oil Procurement Contracts, the Base Price will equal the Short Crude FIFO price as defined in Schedule B.

Trading Day: Any day for which the relevant price is published.

Applicable Step-Out Pricing Dates: In the event of a Termination Date of :
May 31, 2018, the Applicable Step-Out Pricing Dates shall be: May 29, 30, 31 of 2018
May 31, 2019, the Applicable Step-Out Pricing Dates shall be: May 29, 30, 31 of 2019
May 31, 2020, the Applicable Step-Out Pricing Dates shall be: May 27, 28, 29 of 2020
May 31, 2021, the Applicable Step-Out Pricing Dates shall be: May 26, 27, 28 of 2021

Schedule B-14